                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 31, 2004


                            LINDSAY MANUFACTURING CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-13419                     47-0554096
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


               2707 North 108th Street
                    Suite 102
                 Omaha, Nebraska                                68164
      ----------------------------------------            ----------------
      (Address of principal executive offices)               (Zip Code)


                                 (402) 428-2131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 7, 2004, Lindsay Manufacturing Co. (the "Company") issued a press release updating its outlook for fiscal 2004 ended August 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01 below, is being "furnished" pursuant to "Item 2.02. Results of Operations and Financial Condition" of Form 8-K and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.06.  MATERIAL IMPAIRMENTS.

         The Company will report a charge against earnings of approximately $850,000 (pretax) in the quarter ended August 31, 2004 resulting from the insolvency and liquidation of a Kansas irrigation equipment dealer in which the Company held a minority interest.

         On August 31, 2004, the Company concluded that it will incur bad debt expense of approximately $600,000 (pretax) on trade receivables due to it from the dealership. This impairment represents the amount of trade receivables in excess of bad debt reserves previously established by the Company. On August 30, 2004, assets of the dealership were sold at auction and the proceeds were applied in part to the Company's trade receivables and, in part, to the dealership's obligations under bank loans. Results of the auction were available on August 31, 2004, at which time the Company determined the magnitude of the impairment charge on its trade receivables. The impairment charge on trade receivables will not result in future cash expenditures by the Company

         In addition to the impairment of these trade receivables, the Company expects to make cash payments of approximately $250,000 (pretax) on its guarantee of certain bank loans relating to the dealership.

         The Company did not recognize an impairment charge on its minority interest in the dealership since it had previously eliminated its investment in the dealership to reflect the Company's allocable share of losses incurred by the dealership.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press Release, dated September 7, 2004, issued by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2004            LINDSAY MANUFACTURING CO.


                                     By: /s/ Bruce C. Karsk
                                        ----------------------------------------
                                        Bruce C. Karsk, Executive Vice President